ORIENTAL BANK OF COMMERCE
(A GOVT. OF INDIA UNDERTAKING)
G17-21 Agarsen Tower Central spine
Vidhyadhar NagarJaipur Rajasthan
Pin302023 Contact No:0141-2337603,2339590

O.B.C

ORIENTAL BANK OF COMMERCE
(A GOVT. OF INDIA UNDERTAKING)
G17-21 Agarsen Tower Central spine
Vidhyadhar NagarJaipur Rajasthan
Pin302023 Contact No:0141-2337603,2339590

Date-15.09.2015
Manager
TD Bank
1264-Elden Street
Herndon, VA 20170. USA

Att: Ms Nadia Simeonova

Dear Ms Simeonova:

Sub: Pre-advise for Commercial Documentary Letter of Credit

At the request of our client, M/s Salim's Paper (Pvt) Ltd., SP-6 SKS Industrial Area, Reengus Sikar, Rajasthan -332 404, India, we irrevocably confirm that we are Ready, Willing and Able to establish a commercial documentary, revolving. transferable letter of credit in the amount of One Million US Dollars (US$ 1,000,000.00) in favor of your client, namely, Free Flow, Inc. or Assignee; 2301 Woodland Crossing Dr., Suite 155, Herndon, VA 20171, USA.

The terms and conditions of the subject letter of credit will be in accordance with the terms and conditions as stipulated in the Firm Purchase Contract dated July 30, 2015 which is attached herewith and will form an integral part of the letter of credit which will be advised accordingly.

For any further information and/or clarification, please contact the undersigned.

Yours truly
For Oriental Bank of Commerce
(A Government of India Undertaking) कृते ओरियन्टल बैंक ऑफ कॉमर्स
For Oriental Bank of Commerce
Vijay Kumar Lala
V-293
वरिष्ठ प्रबन्धक, विद्याधर नगर, जयपुर
Sr. Manager, Vidhyadhar Nagar, Jaipur

Authorized Signatory
Name: VIJAY KUMAR LALA
Title: MANAGER

Authorized Signatory
Name;
Title: